SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 11, 2002


                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Florida                       000-25663                  65-0841549
----------------------------       --------------            -------------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


                 3515 S.E. Lionel Terrace, Stuart, Florida 34997
     ----------------------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (561) 287-4846





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Item 5.     Other Events.

            On June 11, 2002, UltraStrip Systems, Inc. announced the sale of a high production prototype robotic hydroblasting system to Metro Machine Corp of Norfolk, Virginia. A copy of the press release making such announcement is filed herewith as Exhibit 99.1 and is incorporated by reference herein.


Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

            99.1  Press Release dated June 11, 2002





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ULTRASTRIP SYSTEMS, INC.


                                  By: /s/ ROBERT O. BARATTA
                                      ------------------------------------------
                                  Name:  Robert O. Baratta
                                  Title: President, Co-Chief Executive Officer
                                         And Vice Chairman


Dated:  June 11, 2002




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                                  EXHIBIT INDEX
                            -------------------------

         99.l              Press Release dated June 11, 2002



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